FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) September 28,  2016

WESTMOUNTAIN COMPANY
 (Exact Name of EKS&Hall Business Issuer as specified in its charter)

Colorado	0-53030	26-1315305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001-A E. Harmony Road, #366, Fort Collins, Colorado 80525
 (Address of principal executive offices including zip code)

(970) 223-4499
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[  ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," "our" or "the Company" refer to West Mountain Asset Management, Inc., a Colorado corporation, and our wholly-owned subsidiaries, WestMountain Business Consulting, Inc., WestMountain Valuation Services, Inc., and WestMountain Allocation Analysis, Inc.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i)
On September 22, 2016, we were notified by MaloneBailey, LLP, of Houston, Texas, our accounting firm, that it would decline to stand for re-election as our auditors for the fiscal year ended December 31, 2016. MaloneBailey, LLP has previously rendered opinions on our consolidated financial statements for the fiscal years ended in December. 2011 through 2015.

(ii)
During the two most recent fiscal years and the subsequent interim periods through September 22, 2016, there were no disagreements between us and MaloneBailey, LLP with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference to the subject matter of the disagreement in connection with their report.  No reports MaloneBailey, LLP contained an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

(iii)
During the two most recent fiscal years and the subsequent interim periods through September 22, 2016 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). except for the material weaknesses that were disclosed in our Form 10-K for the period ended December 31, 2015.

The Company furnished MaloneBailey, LLP with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  A copy of the letter furnished by MaloneBailey, LLP in response to that request dated September 28, 2016, is filed as Exhibit 16.1 to this Report on Form 8-K.

We have authorized MaloneBailey, LLP to respond fully to inquiries of our successor auditors, when they are appointed, concerning our consolidated financial statements.

Item 9.01  Financial Statements and Exhibit

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit	Description

16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated September 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 28, 2016	WESTMOUNTAIN COMPANY

	By	/s/ Brian L. Klemsz,
Brian L. Klemsz, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive, Accounting and Financial Officer)